================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 1999

                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------
                          (Exact name of registrant as
                            specified in its charter)

            DELAWARE                  333-62911               13-3291626
  ----------------------------      -------------        ----------------------
  (State or other Jurisdiction       (Commission           (I.R.S. Employer
         Incorporation)              File Number)        Identification Number)

                              ---------------------

                                  1585 Broadway
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

================================================================================

Item 5.  OTHER EVENTS

     Description of the Certificates

     Morgan Stanley Capital I Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-62911, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 1999-RM1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets, LLC, as special servicer, LaSalle National Bank, as Trustee and ABN AMRO Bank, N.V., as fiscal agent.

     Computational Materials

     Morgan Stanley & Co. Incorporated as Underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A1, Class A2, Class B, Class C, Class D, Class E and Class F Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by Residential Funding Corporation, Wachovia Bank, National Association and/or Morgan Stanley Mortgage Capital Inc. and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

EXHIBIT NO. 99 DESCRIPTION

     Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 1999

MORGAN STANLEY CAPITAL I INC.

By:    /s/ Andrew Berman
    ----------------------
    Name:  Andrew Berman
    Title: Vice President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 1999

MORGAN STANLEY CAPITAL I INC.

By:    /s/ Andrew Berman
    ----------------------
    Name:  Andrew Berman
    Title: Vice President